Other Operating Income And Expenses	6 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Other Operating Income and Expenses

B.15. OTHER OPERATING INCOME AND EXPENSES
Other operating income amounted to €416 million in the first half of 2022 (versus €410 million in the first half of 2021), and Other operating expenses to €1,204 million (versus €709 million in the first half of 2021).
The main items included in Other operating income were: in the first half of 2022, (i) income from pharmaceutical partners of €153 million (versus €100 million in the first half of 2021), of which €133 million came from Regeneron (versus €88 million in the first half of 2021, see table below) and (ii) gains on disposals of assets and operations of €288 million, primarily on divestments of non strategic products (versus €156 million in the first half of 2021); and in 2021, a payment of €119 million from Daiichi Sankyo relating to the ending of a collaboration on vaccines in Japan.
Other operating expenses for the first half of 2022 included €1,201 million of expenses relating to the alliance with Regeneron (versus €643 million in the first half of 2021), as shown in the table below.

(€ million)	June 30, 2022 (6 months)	June 30, 2021 (6 months)	December 31, 2021 (12 months)
Income & expense related to profit/loss sharing under the Monoclonal Antibody Alliance	(979)	(521)	(1,253)
Additional share of profit paid by Regeneron towards development costs	97	51	127
Reimbursement to Regeneron of selling expenses incurred	(216)	(116)	(303)
Total: Monoclonal Antibody Alliance	(1,098)	(586)	(1,429)
Immuno-Oncology Alliance	36	37	68
Other (mainly Zaltrap®)	(6)	(6)	(12)
Other operating income/(expenses), net related to Regeneron Alliance	(1,068)	(555)	(1,373)
of which amount presented in “Other operating income”	133	88	195